Exhibit 10.18

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June__, 2021 (the “Effective Date”), by and among Athena Bitcoin Global, a Nevada corporation (the “Company”), and the investor(s) identified on the signature page hereto (each an “Investor” and collectively “Investors”).

The Company and the Investors hereby agree as follows:

1.      Issuance and Sale of the Debentures.

(a)       The Company has authorized the issuance and sale, in accordance with the terms hereof, of up to $5,000,000 in aggregate principal amount of 6% Convertible Debentures (the “Financing”), each at the fixed rate of six percent (6%) with the accrued interest payable quarterly (computed on the basis of a 365-day year and the actual days elapsed) and the term of two (2) years from the date of issuance, subject to the terms and conditions as set forth in substantially the form attached hereto and incorporated herein by reference as Exhibit A (the “Debentures” or “Securities”). The Securities are offered only to Investors that are “accredited investors” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)).

(b)       Subject to the terms and conditions of this Agreement, at each Closing (as hereinafter defined), each Investor, severally, and not jointly, shall purchase, and the Company agrees to issue and sell to each such Investor at such Closing, the principal amount of Debentures set forth opposite each such Investor’s name and/or counterpart signature page to this Agreement, as applicable, for a purchase price equal to the principal amount of Debentures being purchased by such Investor at such Closing.

2.      Closings; Delivery.

(a)       The Closings (each, a “Closing”) shall take place at such place as the Company and the Investor(s) participating in such Closing mutually agree, orally or in writing. The initial Closing shall take place remotely via the exchange of documents and signatures, at 10:00 a.m., on the Effective Date, or at such other time and place as the Company and the Investor(s) participating in such initial Closing mutually agree, orally or in writing (which time and place are designated as the “Initial Closing”). The Additional Closings (as defined below), if any, shall take place at such time and place as the Company and the additional Investor(s) participating in such Additional Closing may mutually agree, orally or in writing. The term “Closing” shall be defined to include the Initial Closing and each Additional Closing unless otherwise specified.

(b)       Sale of Additional Debentures. After the Initial Closing, the Company may sell, at subsequent closings (collectively, the “Additional Closings”), on the same terms and conditions as those contained in this Agreement, up to an additional principal amount of Debentures equal to (i) $5,000,000 minus (ii) the aggregate principal amount of Debentures sold at the Initial Closing and any previous Additional Closing (collectively, the “Additional Debentures”), to one or more purchasers (the “Additional Investors”, which Additional Investors may also be Investors or Affiliates (as hereinafter defined) of Investors) that are “accredited investors” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act), provided that each Additional Investor shall become a party to this Agreement by executing and delivering to the Company a counterpart signature page to this Agreement. Any Additional Investor so acquiring Additional Debentures shall be considered an “Investor” for purposes of this Agreement, and any Additional Debentures so acquired by such Additional Investor shall be considered “Debentures” for purposes of this Agreement and all other agreements contemplated hereby. The Company shall keep the records of such purchases to reflect the Additional Debentures purchased at each such Additional Closing and the Additional Investors.

(c)       At each Closing, the Company shall deliver to each Investor a Debenture, substantially in the form attached hereto as Exhibit A, representing the principal amount of the Debenture that such Investor is purchasing at such Closing, against payment of the purchase price therefor by any combination of check, wire transfer and/or cancellation of certain trade debt or other indebtedness.

3.       Use of Proceeds. The Company will use the proceeds from the sale of the Debentures to for general corporate purposes, including, without limitation, working capital.

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4.       Conversion and Repayment. At the option of the Investor, all or any part of the outstanding principal amount of the Debenture(s) (excluding any accrued and unpaid interest thereon which shall be paid quarterly) shall be convertible during the Conversion Period, as defined below, as follows:

(a)       Optional Conversion. The Investor is entitled, at its option, any time after the date of issuance of the Debenture, prior to or at the Maturity Date (as defined in the Debenture) (the “Conversion Period”) to convert at any time and from time to time, until payment in full of the Debenture, all or any part of the principal amount of the Debenture into shares (the “Conversion Shares” or “Conversion Securities”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the price per share (the “Conversion Price”) equal to the lesser of (i) $0.10 or (ii) 25% less than the twenty trading day (20-trading day) volume weighted average price (“VWAP”) of the Common Stock based on the closing prices per share reported by the OTC Pink Market operated by the OTC Markets Group, Inc., for said twenty-day trading period, commencing ten-trading days prior to the Date of Election, as herein defined, to convert the Debenture and ending ten-trading days after such election is made and the Notice of Conversion has been submitted to the Company as required by Section 4(c) herein. The number of Common Stock shares into which this Debenture may be converted is equal to (i) the principal amount of the Debenture being converted at the Conversion Date divided by (ii) the Conversion Price. The Conversion Shares issued to an Investor as a result of conversion in accordance with this Section 4(a) shall have the same rights, preferences and privileges as those applicable to other shares of Common Stock of the Company. In addition, the Company shall pay to the Investor on the Conversion Date, as herein defined, in cash, any accrued and unpaid interest on the Debenture being converted. “Conversion Date” means any day on which all or any portion of the principal amount of the Debenture is converted in accordance with the provisions hereof. No fraction of Conversion Shares or scrip representing fractions of Conversion Shares will be issued on conversion, but the number of Conversion Shares issuable shall be rounded to the nearest whole share.

(b)       Required Conversion. If, prior to the Maturity Date, the Company proposes to enter into a Corporate Transaction (as defined below) or the Company’s Common Stock is listed or admitted for trading on a national stock exchange in the United States, as reported on the principal national security exchange or quotation system on which such security is quoted or listed such as NASDAQ Capital Market or comparable stock exchange (“Qualified Listing”), the Investor will be required to convert the principal amount of the Debenture to the Conversion Shares at the conversion price equal to 90% of the Conversion Price set forth in Section 4(a) above (the “Required Conversion”). The Company shall deliver to each Investor a written notice regarding such Qualified Listing or with respect to the Corporate Transaction, it shall deliver a written notice (collectively, the “Notice”) setting forth (i) the name of the acquirer and the surviving company, (ii) the price per class and series of capital security of the Company receivable in the Corporate Transaction and (iii) the other known material terms of the Corporate Transaction. Each Investor shall deliver the Debenture together with the conversion notice to the Company not later than ten (10) business days after delivery of the Notice for Required Conversion into Conversion Shares.

A “Corporate Transaction” shall mean the occurrence of any of the following events:

(1)       a merger or consolidation in which (i) the Company is a constituent party or (ii) a subsidiary of the Company is a constituent party and the Company issues units of its capital securities pursuant to such merger or consolidation with another Person, as herein defined below, except any such merger or consolidation involving the Company or a subsidiary in which the units of capital securities of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for units of capital securities that represent, immediately following such merger or consolidation, more than fifty percent (50%), by voting power, of the capital securities of (a) the surviving or resulting corporation or (b) if the surviving or resulting corporation is a wholly-owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation;

(2)       a transaction or series of related transactions to which the Company is a party in which in excess of 50%, by voting power, of the Company’s capital securities is transferred; provided, however, that a Corporate Transaction shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; or

(3)       the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets or intellectual property of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company. (“Person” means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof).

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(c)       Procedure for Conversion. In connection with any conversion of the Debentures into Common Stock, the Investor shall surrender the Debenture(s) to the Company and deliver to the Company a written notice thereof, substantially in the form of Exhibit “B” to the Debenture with appropriate insertions and any documentation reasonably required by the Company (the “Conversion Notice”), at its address as set forth herein. The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be:

(i)       the date on which the Company receives the Conversion Notice from the Investor (the “Election Notice”), provided that, the Conversion Price as of 4:00 PM Central Time on such date is $0.10 per share as reported by OTC Pink Market; or

(ii)       the date on the tenth day after the US stock markets have closed, of the ten-day trading period following the Election Notice, provided that, the Conversion Price is 25% less than 20-day VWAP.

The Company shall not be required to issue or deliver the Common Stock into which the Debenture(s) may convert until the Investor has surrendered the Debenture(s) to the Company and delivered to the Company the Conversion Notice with any such documentation. Upon the conversion of the Debenture(s) into Common Stock pursuant to the terms hereof, no fraction of Conversion Shares or scrip representing fractions of Conversion Shares will be issued on Conversion Date, but the number of Conversion Shares issuable shall be rounded to the nearest whole share. In no event shall the Investor be entitled to convert the Debenture(s) for a number of Conversion Shares in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed 9.99% of the outstanding shares of Common Stock following such conversion.

(d)       Maturity Date Repayment. In the event that the Debentures remain outstanding on the Maturity Date, then the outstanding principal balance of the Debentures and any unpaid accrued interest will become due and payable after the Maturity Date.

(e)       Prepayment of Debenture. The principal amount of Debenture(s) and any accrued and unpaid interest thereon, may not be prepaid by the Company unless such election to prepay the principal amount of the Debenture(s) and any unpaid interest, is approved by the Investors holding the majority of the total principal amount of and any unpaid interest on the Debentures, issued pursuant to the Financing and outstanding at the time of such election to prepay.

(f)       Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

5.       Registration Rights. The Company shall file with the Securities and Exchange Commission (the “SEC”) a Form S-1 registration statement (the “Registration Statement”) (or such other form that it is eligible to use) in order to register the Conversion Securities (“Registrable Securities”) for resale and distribution under the 1933 Act not later than ninety (90) days after the Closing Date (the “Filing Date”). The Company has already confidentially submitted a draft registration statement with the SEC and received a comment letter from the SEC dated June 2, 2021. The Company will use its best efforts to cause the Registration Statement to be declared effective not later than one hundred and fifty (150) days after the Closing Date (the “Effective Date”), however, no assurances can be made that the Registration Statement will be declared effective by the SEC as of the Effective Date. The Company will register in the Registration Statement not less than a number of shares of Common Stock that is equal to the Conversion Shares issuable upon the conversion of the Debentures pursuant to this Purchase Agreement. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Investor, pro-rata, and not issued, employed or reserved for anyone other than each such Investor. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as may be necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Without the written consent of the Investor, no securities of the Company other than the Registrable Securities will be included in the Registration Statement.

6.       Registration Procedures. If and whenever the Company is required by the provisions of Section 5 to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

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(a)       subject to the timelines provided in this Purchase Agreement, prepare and file with the SEC a Registration Statement required by Section 5, with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Investors by e-mail addresses provided by Investors on or before 3:00 PM EST on the first business day following the day the Company receives notice that (i) the SEC has no comments or no further comments on the Registration Statement, and (ii) the registration statement has been declared effective;

(b)       prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until such Registration Statement has been effective for a period of one (1) year, and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Registration Statement in accordance with the Investors’ intended method of disposition set forth in such registration statement for such period;

(c)       furnish to the Investors, at the Company’s expense, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such Registration Statement;

(d)       use its commercially reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions as the Investors shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)       if applicable, list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

(f)       notify the Investors as soon as practicable of the Company’s becoming aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to the SEC, state or other governmental order suspending the effectiveness of the Registration Statement covering any of the Securities;

(g)       provided same would not be in violation of the provision of Regulation FD under the Securities and Exchange Act of 1934, make available for inspection by the Investors, and any attorney, accountant or other agent retained by the Investor, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement; and

(h)       in connection with the registration described in this Section 11, each Investor will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

7.       Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor purchasing Debentures at any Closing that the statements contained in this Section 7 are true and correct as of such Closing.

(a)       Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into, deliver and perform its obligations under this Agreement and the Debentures, and to carry out the transactions contemplated hereby and thereby. The Company is duly qualified to do business as a foreign entity in every jurisdiction in which the failure to so qualify would have a Material Adverse Effect, as defined below, on the business, assets or financial condition of the Company. “Material Adverse Effect” shall mean a material adverse effect on business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company, taken as a whole.

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(b)       Issuance of Debentures and Conversion Securities; Capitalization. The issuance of the Debentures and the Conversion Securities have been, or will be on or prior to the Initial Closing and any Additional Closings, duly authorized by all necessary corporate action on the part of the Company. The Conversion Shares, when so issued and delivered against payment therefor in accordance with the provisions of this Agreement and the Debentures, will be duly and validly issued, fully paid and non-assessable, and free of restrictions on transfer other than restrictions imposed or created under this Agreement and the Debentures, by any other agreements between the Company and its members, by applicable federal and state securities laws, and liens or encumbrances created or imposed by the recipient thereof. The authorized capitalization of the Company consists prior to the Initial Closing of 4,409,605,000 shares of common stock, par value $0.001 per share, of which approximately 4,049,392,879 shares of common stock are issued and outstanding as of the date hereof. The outstanding issued shares of common stock, shall all be duly and validly authorized and issued, fully paid and non-assessable, and issued in accordance with the registration or qualification provisions of the Securities Act, and any relevant state securities laws, or pursuant to valid exemptions therefrom.

(c)       Authority for Agreement; No Conflict. The execution, delivery and performance by the Company of this Agreement and the Debentures and the consummation by the Company of the transactions contemplated hereby and thereby, have been or will be duly authorized by all necessary corporate action. This Agreement and the Debentures have been or will be duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that may affect the enforcement of creditors’ rights generally, or (ii) general principles of equity, whether considered in a proceeding at law or in equity. The execution and delivery of this Agreement and the Debentures, the consummation of the transactions contemplated hereby and thereby and the compliance with their respective provisions by the Company will not (a) conflict with or violate (with or without due notice or lapse of time or both) any provision of the Company’s organizational documents, any material agreement, franchise, permit, indenture or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other arrangement to which the Company is a party or by which the Company is bound or to which their assets are subject, other than any conflicts or violations that would not in the aggregate be reasonably expected to have a Company Material Adverse Effect, or which are waived or consented to prior to the Effective Date, or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets. For purposes of this Agreement, “Security Interest” means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law).

(d)       Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a “Governmental Entity”), is required on the part of the Company in connection with the issuance and delivery of this Agreement, the Debentures, or the other transactions to be consummated at the Closing, as contemplated by this Agreement, except for (i) such filings as shall have been made prior to and shall be effective on and as of the Initial Closing or an Additional Closing and (ii) such filings required to be made after the Initial Closing or an Additional Closing under applicable federal and state securities laws. Based on the representations made by the Investors in Section 6 of this Agreement, the offer and issuance of the Debentures will be in compliance with applicable federal and state securities laws.

(e)       Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Company’s knowledge, threatened, against the Company. There is no material litigation pending or, to the Company’s knowledge, threatened, against the Company or any of its employees by reason of the past employment relationships of any of the employees, the activities of the Company, or negotiations by the Company with possible investors in the Company. The Company is not subject to any outstanding judgment, order or decree.

(f)       No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.

(g)       Subsidiaries. Except as disclosed otherwise herein or in the Company’s Filings (as herein defined), the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than fifty percent (50%) of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

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(h) Compliance with Rule 506(d)(1). No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. Company Covered Person with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, means any person listed in the first paragraph of Rule 506(d)(1).

(i) Disclosure. The Company’s quarterly and annual filings and disclosure reports are available on the OTC Pink Market website operated by the OTC Market’s Group, Inc. under the Company’s trading symbol “ABIT” (the “Company’s Filings”). The Company has provided the Investor(s) with all the information regarding the Company requested by the Investor for deciding whether to purchase the Debentures and all the information that the Company believes is reasonably necessary to enable the Investor(s) to make such decision. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Investor, such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements. No representation or warranty of the Company contained in this Agreement or any certificate furnished or to be furnished to the Investor at the Closing under this Agreement, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no fact that the Company has not disclosed to the Investor in response to the Investor’s enquiry and of which any of its officers, directors or executive employees has knowledge and that has had or would reasonably be expected to have a Material Adverse Effect.

(j)       Intellectual Property. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other party. The Company has not received any communications alleging that the Company has violated, or by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other proprietary rights or processes of any other Person. Each employee and consultant has assigned to the Company all intellectual property rights he or she owns that are related to the Company’s business as now conducted and as presently proposed to be conducted.

(k)       Property. The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets. The Company does not own any real property.

(l)       Tax Returns and Payments. There are no federal, state, county, local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

(m)       Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

(n)       No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Conversion Securities or affect the price at which the Conversion Securities may be issued or resold.

(o)       No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the OTC Markets Group. Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

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8.       Representations and Warranties of the Investors. In connection with the transactions provided for herein, each Investor, severally and not jointly, hereby represents and warrants to the Company that:

(a)       Purchase Entirely for Own Account. Such Investor acknowledges that this Agreement is made in reliance upon such Investor’s representation to the Company that its Debenture and Conversion Securities (collectively, “Securities”) are being or will be acquired by such Investor as an investment for such Investor’s own account, and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to such Investor’s Securities.

(b)       Authorization and Enforceability. Such Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated herein and otherwise to carry out its obligations hereunder and thereunder. Each such Investor has full power and authority and has taken all required action necessary to permit him, her or it to execute and deliver and to carry out the terms of this Agreement and the Securities or any other instruments required hereby or thereby. Each of this Agreement and any other documents to be executed by such Investor in connection herewith has been duly executed and delivered by such Investor, and, when duly executed and delivered by the other parties hereto or thereto, constitutes a legal, valid and binding obligation of such Investor, enforceable against him, her or it in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that may affect the enforcement of creditors’ rights generally, or (ii) general principles of equity, whether considered in a proceeding at law or in equity. The execution and delivery of this Agreement and any other documents to be executed by such Investor in connection herewith, the consummation of the transactions contemplated hereby and thereby and the compliance with their respective provisions by each Investor will not conflict with or violate any provision of such Investor’s formation documents, if any.

(c)       Disclosure of Information. Such Investor represents that it has had the opportunity to review the Agreement, the Securities, and the Company’s Filings, and has been afforded the opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the Company’s operations, business, financial condition and prospects, and that such Investor has conducted its own in-depth review and analysis of the Company’s operations and financial status, as it has deemed necessary to evaluate its investment. All Company’s Filings, disclosure reports, documents, financial statements, records, books and other information pertaining to the Company requested by such Investor have been made available to such Investor. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 7 of this Agreement or the right of the Investors to rely thereon.

(d)       Investment Experience. Such Investor has carefully reviewed the representations and warranties concerning the Company contained in this Agreement, and has made detailed inquiry concerning the Company and its business and personnel. The officers of the Company have made available to each Investor any and all written information which such Investor has requested and have answered to each such Investor’s satisfaction all inquiries made by such Investor. Each Investor is experienced in investing in securities of companies and acknowledges that he, she or it is able to fend for himself, herself or itself, can bear the economic risk of his, her or its investment, and has such knowledge and experience in financial or business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Securities. Each Investor believes that the nature and amount of the Securities being acquired by him, her or it hereunder are consistent with his, her or its overall investment program and financial position and recognizes that there are substantial and high risks involved in the purchase of the Securities that may result in in a complete loss of his, her or its investment. Such Investor represents that he, she or it has not been organized specifically for the purpose of investing in the Company.

(e)       Exculpation. Each Investor acknowledges that he, she or it is not relying upon statements, warranties or representations by any person, firm or corporation, other than those of the Company set forth herein, in making his, her or its decision to invest in the Company. In formulating a decision to enter into this Agreement, each Investor has relied solely upon (i) the provisions of this Agreement, (ii) an independent investigation of the business of the Company and (iii) consultations with his, her or its legal and financial advisors with respect to this Agreement and the nature of his, her or its investment; and that in entering into this Agreement no reliance was placed by such Investor upon any representations or warranties other than those contained in this Agreement.

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(f)       Accredited Investor. Each Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect, and each Investor’s domicile or principal place of business is as set forth on the signature pages hereto. Each Investor agrees to deliver any documents and comply with reasonable requests of the Company necessary to substantiate each such Investor’s status as an “accredited investor” in connection with this offering of the Securities hereunder. All information contained in such documents and any other written materials concerning the status of such Investor furnished by such Investor to the Company in connection with such requests will be true, complete and correct in all material respects.

(g)       Foreign Investors.

(1)       If an Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Debentures or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, conversion or transfer of the Securities. The Investor’s subscription, payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(2)       If an Investor is not a United States person (as defined in Rule 902 promulgated under the Securities Act (a “Regulation S Investor”)), such Regulation S Investor hereby represents that the Securities acquired by such Regulation S Investor will be acquired for investment for such Regulation S Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in the United States or to a United States resident, and that such Regulation S Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Regulation S Investor further represents that such Regulation S Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in the United States or to a United States resident, with respect to any of such Regulation S Investor’s Securities.

(3)       Each Regulation S Investor represents that it is not a United States person as such term is defined in Rule 902 promulgated under the Securities Act.

(h)       Restricted Securities. Each Investor understands that the Securities have not been registered under the Securities Act or the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available. Each Investor understands that the Securities are characterized as “restricted” under the federal securities laws, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In connection herewith, each Investor represents that he, she or it (i) is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act and (ii) understands the Company does not have any obligation to register the Securities or any units of its Securities, except as disclosed otherwise in Section 5 herein.

(i)       Legends. It is understood that the Debentures and/or the Conversion Securities issued pursuant to this Agreement shall bear legends substantially similar to the following (*it is understood that the legend referring to exemption from registration under Regulation S is only applicable to any Securities issued pursuant to and satisfying such an exemption):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT DATED AS OF JUNE____,2021], AMONG THE COMPANY AND THE INVESTORS NAMED THEREIN, AS THE SAME MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME, A COPY OF EACH SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

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*“THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AS PROMULGATED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION, AND HEDGING TRANSACTIONS INVOLVING THESE SECURITIES (INCLUDING ANY SWAP OR ANY OTHER AGREEMENT OR ANY TRANSACTION THAT TRANSFERS, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, THE ECONOMIC CONSEQUENCE OF OWNERSHIP OF THESE SECURITIES, WHETHER ANY SUCH SWAP, AGREEMENT OR TRANSACTION IS TO BE SETTLED BY DELIVERY OF ALL OR ANY PORTION OF THESE SECURITIES OR ANY OTHER SECURITIES, IN CASH OR OTHERWISE), MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(j)       Permanent Domicile. Each Investor maintains his, her or its permanent domicile in the state or country set forth below its name in the signature line to this Agreement.

(k)       No Reliance on Others. Each Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor any Investor’s controlling persons, officers, directors, partners, agents, or employees of shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the issuance and sale of the Debentures (including the Conversion Securities) contemplated hereunder.

(l)       Confidentiality. Investor represents and warrants that Investor: (i) has not distributed or reproduced the Agreement or the Debenture in whole or in part, at any time, without the prior written consent of the Company; and (ii) for one (1) year from the date hereof will keep confidential the existence of the Agreement and the information contained therein or made available in connection with any further investigation of the Company and not use the information about the Company for any other purpose unless such information has already been made public by the Company subject to applicable securities laws and regulations.

(m)       Communication of Offer. The offer to sell the Securities was directly communicated to the Investor by the Company. At no time was the Investor presented with or solicited by any form of general advertising or solicited or invited to attend a promotional meeting.

(n)       Correctness of Representations. Each Investor represents as to such Investor that the foregoing representations and warranties are true and correct as of the date hereof and, unless an Investor otherwise notifies the Company prior to each Closing Date shall be true and correct as of each Closing Date.

9.       Conditions to Obligations of the Investors. The obligations of the Investors at each Closing are subject to the fulfillment of the following conditions, any of which may be waived in whole or in part by the Investors in accordance with Section 10:

(a)       Representations and Warranties. The representations and warranties made by the Company in Section 7 hereof shall have been true and correct as of such Closing.

(b)       Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company, on or before such Closing, including, but not limited, to compliance with current reporting requirements of the Company with the OTC Pink Market operated by the OTC Market’s Group, Inc.

(c)       Qualifications. All prior authorizations, approvals or permits, if any, of any Governmental Authority that are required in connection with the lawful issuance and sale of the Debentures and the Conversion Securities pursuant to this Agreement shall be obtained and effective as of the Initial Closing, and any Additional Closing, as applicable.

(d)       Company Approval. All corporate and other actions necessary in connection with consummation of the transactions contemplated at the Initial Closing and any Additional Closing, and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors, and the Investors (or their counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested.

(e)       Preemptive Rights. The Company shall have fully satisfied (including with respect to rights of timely notification) or obtained enforceable waivers in respect of a preemptive or similar rights directly or indirectly affecting any of its securities, if any.

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(f)       Best-Efforts Offering. The Securities are being offered by the Company on a “best efforts” basis. There is no firm commitment by any person to purchase or sell any of the Debentures and there is no assurance that any Debentures offered will be sold. There is no minimum number of Debentures required to be sold in this offering.

10.       Conditions to Obligations of the Company. The obligations of the Company at each Closing are subject to the fulfillment, on or prior to each Closing, of all of the following conditions, any of which may be waived in whole or in part by the Company:

(a)       The representations and warranties made by the Investors in Section 6 hereof shall have been true and correct when made, and shall be true and correct in all respects on such Closing.

(b)       Except for any notices required or permitted to be filed after such Closing by certain federal and state securities laws, the Company shall have obtained all governmental and third party consents, approvals or acknowledgments required in connection with the sale and issuance of the Debentures.

(c)       At any such Closing, the sale and issuance by the Company, and the purchase by the Investors, of the Debentures shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.

11.       Covenant of the Investors. Each Investor agrees that he, she or it will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any Confidential Information (as hereinafter defined), unless such Confidential Information: (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 11 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of Confidential Information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that any Investor may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iii) as may otherwise be required by law, by order of a court of competent jurisdiction, or as necessary to enforce its rights under this Agreement, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

“Confidential Information” means any information that is labeled as confidential, proprietary or secret or which could reasonably be expected to be considered by the Company as confidential, proprietary or secret and/or which an Investor obtains from the Company pursuant to financial statements, reports and other materials provided by the Company to such Investor. “Affiliate” means, with respect to any specified person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such person, including without limitation any general partner, managing member, officer or director of such person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such person and shall also mean, in the case of any venture capital, private equity or similar fund that is an Investor, all partners, members, shareholders or other equity holders of any kind of such venture capital, private equity or similar fund, regardless of whether such partners, members, shareholders or other equity owners control such venture capital, private equity or similar fund.

12.       Amendments, Waivers, Etc. Any material term of this Agreement or the Debentures (as set forth below) may be amended and the observance of any term of this Agreement or the Debentures may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investors holding Debentures having an aggregate principal amount equal to at least a majority of the aggregate principal amount of all Debentures then outstanding (the “Required Holders”). The consent of each affected Investor shall be necessary to do the following:

(a)        amend or modify this Section 10;

(b)        modify the principal amount of any Debenture;

(c)        change the Maturity Date;

(d)        amend or modify Section 4 hereof; or

(e)        make any Debenture payable in currency other than the lawful currency of the United States other than as stated in the Debentures.

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In addition, no amendment or waiver hereunder may adversely affect any Investor in a manner different from another Investor without such affected Investor’s consent, notwithstanding the fact that certain Investors may hold different amounts of Debentures. The Company will promptly send copies of any amendment or waiver relating to the Debentures to the Investors not constituting the Required Holders. Notwithstanding anything to the contrary herein, any Investor may waive any provision of this Agreement or such Investor’s Debenture(s) on such Investor’s own behalf without the consent of any other person; provided that such waiver shall not affect any other Investor’s Debenture(s) or rights with respect thereto. Any waiver or amendment effected in accordance with this Agreement shall be binding upon each holder of the applicable Debenture purchased under this Agreement at the time outstanding, each future holder of such Debenture or the Conversion Securities, as the case may be, and the Company.

13.       Choice of Law. It is the intention of the parties that the internal laws, and not the laws of conflicts, of the State of Illinois shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties pursuant to the relationships among them contemplated herein, along with any claims, controversies or disputes arising hereunder, whether or not such rights and duties arise directly under this Agreement.

14.       Successors and Assigns. This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor to any person or entity to which Securities are transferred in accordance with the terms thereof and such transferee shall be deemed an “Investor” for purposes of this Agreement; provided that such transferee shall agree in writing to be bound by the terms and conditions of this Agreement and any other agreement to which the original Investor may have been bound. This Agreement shall not run to the benefit of or be enforceable by any person other than a party to this Agreement and its successors and permitted assigns.

15.       Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Debentures and any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof and thereof.

16.       Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

17.       Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

18.       Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed, sent by e-mail or delivered:

(a)       If to an Investor: at the address set forth below the Investor’s signature below, or at such other address as to which the Investor may inform the other parties in writing in compliance with the terms of this Section 18; and

(b)       If to the Company: at the address set forth below, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section 18:

Attention: Chief Executive Officer

Athena Bitcoin Global

1332 N Halsted St., Suite 401

Chicago, IL 60642

(c)       All notices and other communications under this Agreement shall be in writing and shall be deemed given: (i) when delivered, if delivered in person (with written confirmation of receipt); (ii) when sent, if sent by facsimile or email (with written confirmation of transmission); (iii) one day after sent, if sent by overnight courier (with written confirmation of delivery); or (iv) three days after sent, if sent by certified mail, postage prepaid, return receipt requested (with written confirmation of receipt), in each case at the following addresses, facsimile numbers, or email addresses (or to such other addresses, facsimile numbers, or email addresses as a party may specify by notice to the other parties pursuant to this provision.

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19.       Prior Agreements. This Agreement, the schedules and exhibits hereto and the Securities constitute the entire agreement among the parties and supersede any other prior understandings or agreements concerning the subject matter hereof.

20.       Counterparts. This Agreement may be executed in any number of counterparts (including counterparts executed and delivered by email or facsimile, which shall be as effective as counterparts executed and delivered manually) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

21.       Expenses. Each party shall pay its own fees and expenses arising from the negotiation of this Agreement and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first above written.

The Company:	ATHENA BITCOIN GLOBAL, A Nevada Corporation
By: ________________________________
Name: Eric Gravengaard
Title: Chief Executive Officer

13

COUNTERPART SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT OF GAMEPLAN, INC.

Investor:	NAME OF INVESTOR:

(please print)

Date: ____________________	By: _________________________________
Name: _______________________________
Title _________________________________

Address
_____________________________________
_____________________________________
_____________________________________

Email Address

_____________________________________

______________________________________

$ __________________

14

INVESTOR SCHEDULE

On file with the Company’s Chief Executive Officer.

15

Exhibit A

Form of Debenture

A-1

THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS DEBENTURE IS SUBJECT TO THE TERMS AND PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT DATED AS OF [ __-___, 2021], AMONG THE COMPANY AND THE INVESTOR(S) NAMED THEREIN, AS THE SAME MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

ATHENA BITCOIN GLOBAL

6% CONVERTIBLE DEBENTURE

DUE____________, 2023

$[ _______________]	__________________, 2021

FOR VALUE RECEIVED, Athena Bitcoin Global, a Nevada corporation (the “Company”), hereby promises to pay to the order of [ ] or any subsequent holder of this Debenture (collectively, the “Holder”), under the terms herein, unless and until converted as described in Section 4 of the Securities Purchase Agreement (as hereinafter defined), the principal amount of DOLLARS ($___________) (the “Principal Amount”), plus interest accrued thereon as herein provided, if any, with respect to the Principal Amount. Interest shall accrue on the unpaid Principal Amount from the date of original issuance at a fixed rate equal to six percent (6%) per annum (computed on the basis of a 365-day year and the actual days elapsed) payable quarterly until maturity. The unpaid Principal Amount, together with any then-unpaid accrued interest thereon, shall be due and payable or converted, as the case may be, on the earliest of (i) two (2) years from the date of issuance of this Debenture, unless otherwise extended by the Company and the Holder (the “Maturity Date”), (ii) a conversion upon the option of the Holder in accordance with that certain Securities Purchase Agreement dated as of _________, 2021, by and among the Company and the Investor(s) named therein (as the same may be amended and/or restated from time to time, hereinafter referred to as the “Purchase Agreement”), in accordance with Section 4(a) of said Purchase Agreement, (iii) a conversion upon the occurrence of a Qualified Listing or a Corporate Transaction in accordance with Section 4(b) of the Purchase Agreement, or (iv) when such amounts are made due and payable upon or after the occurrence of an Event of Default in accordance with Section 1 hereof. All payments due on this Debenture, except those payments due in an Event of Default (or in the event of an approved Prepayment in accordance with the Purchase Agreement), shall be made via issuance of the applicable class of equity securities pursuant to the terms of the Purchase Agreement. In the event of an Event of Default, payment shall be made on this Debenture in the form of a certified check or other immediately available funds.

This Debenture is one of a series of 6% Convertible Debentures Due ___________, 2023 of like tenor which may be issued from time to time under and shall be subject to the terms and conditions of, and the Holder is entitled to the benefits of, the Purchase Agreement. All capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement. The Holder, by its acceptance hereof, agrees to be bound by the provisions of the Purchase Agreement. Subject to Section 8 hereof, any transfer of this Debenture will be effected only by surrender of this Debenture to the Company and reissuance of a new debenture to the transferee.

Interest shall be calculated on the basis of actual number of days elapsed over a year of 365 days and paid quarterly. Notwithstanding any other provision of this Debenture, the Holder will not charge and the Company shall not be required to pay any interest or other fees or charges in excess of the maximum rates or amounts permitted by applicable law and in the event any payments are made in excess of such maximum, such payments shall be refunded to the Company or credited to reduce the Principal Amount. All payments received by the Holder hereunder will be applied first to reasonable costs of collection, if any, then to interest and the balance to the Principal Amount.

A-2

(1)      Events of Default. An “Event of Default” will occur if any of the following occur.

(a)       the Company fails to make any payment of the Principal Amount or interest when due hereunder within ten (10) business days following demand therefor;

(b)       the Company materially breaches any representation or warranty contained in, or fails to comply with, any of the terms or covenants of the Purchase Agreement or this Debenture, and such breach or failure is not cured within thirty (30) days after the Required Holders have given the Company written notice of such breach;

(c)       involuntary proceedings shall have been commenced against the Company (i) under federal bankruptcy law or under any applicable federal or state bankruptcy, insolvency, or similar law, which seek the general adjustment of the Company’s debts, (ii) seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any material part of the Company’s property, or (iii) seeking an order winding up or liquidating the assets of the Company are initiated and continue for a period of sixty (60) days;

(d)       (i) a voluntary proceeding shall have been commenced under federal bankruptcy law, or any other applicable federal or state bankruptcy, insolvency, or other similar law, (ii) the consent by the Company to the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any material part of the Company’s property, (iii) the Company making any assignment for the benefit of creditors, (iv) the admission in writing of the Company generally to pay the Company’s debts as they become due, (v) the failure of the Company generally to pay the Company’s debts as they become due (which failure results in an acceleration of, a default underor breach of any agreement for such indebtedness), or (vi) the taking of any formal action by the Company in furtherance of any of the foregoing;

(e)       there occurs a liquidation, dissolution or winding up of the Company; or

(f)       judgment(s) for the payment of money in excess of $250,000, individually or in the aggregate, shall have been rendered by a court of record against the Company, and such judgment shall continue unsatisfied and in effect for a period of ninety (90) consecutive days without being stayed, vacated, discharged, satisfied or bonded pending appeal; provided, however, that no Event of Default shall exist under this Section 1(f) if the Company is in good faith contesting such judgment.

(2)       Remedies on Default, Etc. Upon the occurrence of an Event of Default, at the option and upon the declaration of the Required Holders (i) the entire unpaid Principal Amount and accrued and unpaid interest on this Debenture and all other Debentures shall, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable (provided that if an Event of Default specified in Sections 1(c) or 1(d) above occurs, this Debenture shall become immediately due and payable without any declaration or other act on the part of the Holder) and (ii) interest shall accrue on the unpaid Principal Amount from and after the date of such Event of Default at a rate equal to eighteen percent (18%) per annum, and the Holder may, among other things, proceed to protect and enforce its rights hereunder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Purchase Agreement, or for an injunction against a violation of any of the terms hereof or thereof or in the exercise of any power granted hereby or thereby or by law. No right conferred upon the Holder hereby or by the Purchase Agreement shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

(3)       Conversion. The Principal Amount and accrued and unpaid interest due on the Debenture shall be converted or convertible, as the case may be, into equity securities of the Company as set forth in Section 4 of the Purchase Agreement.

(4)       Prepayment. This Debenture may be prepaid, in whole or in part, by the Company at any time, but only with the prior written consent of Required Holders.

(5)       Waivers, Amendments by Holder. This Debenture and any provision hereof may be amended, waived or terminated only in accordance with Section 10 of the Purchase Agreement.

A-3

(6)       Notice. Any notice required or permitted under this Debenture shall be effected in accordance with the provisions of Section 16 of the Purchase Agreement.

(7)       Severability. In the event any one or more of the provisions of this Debenture shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Debenture operate or would prospectively operate to invalidate this Debenture, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Debenture and the remaining provisions of this Debenture shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

(8)       Transferability. No sale, pledge or transfer (“Transfer”) of this Debenture will be accepted or recognized by the Company unless registration is not required under the Securities Act in respect of such transaction and such Transfer does not violate any applicable federal, state or other securities laws; provided, however, that no Transfer shall be effective without the prior written consent of the Board of Directors of the Company (which shall not be unreasonably withheld). The Company may elect, in its sole discretion, prior to any Transfer to require an opinion of counsel with respect to such matters, except that no opinion shall be required with respect to (i) a Transfer by a Holder to any Affiliate or their respective directors, officers, partners or members; a Transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner; or a Transfer by a Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Debenture and the Purchase Agreement or (ii) a Transfer made in accordance with Rule 144 under the Securities Act, provided that the transferee agrees in writing to be subject to the terms of this Debenture and the Purchase Agreement (such transactions, a “Permitted Transfer”). In the event of a Permitted Transfer, upon the receipt of the original executed copy of this Debenture from the Holder, the Company will promptly issue a new Debenture in the name of the transferee at no charge, except for any applicable transfer taxes.

(9)       Defenses. The obligations of the Company under this Debenture shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

(10)        Attorneys’ and Collection Fees. Should the indebtedness evidenced by this Debenture or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Debenture be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the Principal Amount and accrued interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys’ fees and expenses, incurred by the Holder in collecting such indebtedness or enforcing this Debenture.

(11)       Waiver of Presentment. The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Debenture.

(12)       Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Illinois.

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A-4

IN WITNESS WHEREOF, the Company has caused this 6% Convertible Debenture to be signed by its duly authorized officer.

ATHENA BITCOIN GLOBAL

By: ______________________________

Name: Eric Gravengaard

Title: Chief Executive Officer

A-5

Exhibit B

Notice of Conversion

B-1

[FORM OF CONVERSION NOTICE]

TO:	ATHENA BITCOIN GLOBAL 1332 N Halsted St., Suite 401 Chicago, IL 60642

Attention: CEO/President

The undersigned owner of this 6% Convertible Debenture due ______________, 2023 (the “Debenture”) issued by Athena Bitcoin Global, a Nevada corporation (the “Company”) hereby irrevocably exercises its option to convert $__________ Principal Amount of the Debenture into shares of Common Stock in accordance with the terms of the Debenture. The undersigned hereby instructs the Company to convert the portion of the Debenture specified above into shares of Common Stock issued at Conversion in accordance with the provisions of the Debenture and Section 4 of the Securities Purchase Agreement. The undersigned directs that the Common Stock and certificates therefor deliverable upon conversion, the Debenture reissued in the Principal Amount not being surrendered for conversion hereby, the check in payment of the accrued and unpaid interest thereon to the date of this Notice, be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture and the Securities Purchase Agreement. The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Debenture set forth above shall cease and the Person or Persons in whose name or names the Common Stock issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Stock shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Stock shares shall at such time vest with such Person or Persons.

Date and time: ____________________________

_________________________________________

Signature

Fill in for registration of Debenture:
Please print name and address
(including ZIP code number):

_________________________________________

_________________________________________

_________________________________________

B-2